                                                              EX23-A

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We consent to the incorporation by reference in the Registration Statement of U S WEST, Inc. on Form S-3 of our reports, which is included in U S WEST, Inc.'s Current Report on Form 8-K dated September 28, 1995, which includes an explanatory paragraph regarding the discontinuance of accounting for the operations of U S WEST Communications, Inc. in accordance with Statement of Financial Accounting Standard No. 71, "Accounting for the
Effects of Certain Types of Regulation," in 1993, and a change in the method of accounting for postretirement benefits other than pensions and other postemployment benefits in 1992, dated January 18, 1995, on our audits of the consolidated financial statements of U S WEST, Inc., as of December 31, 1994 and 1993, and for the years ended December 31, 1994, 1993 and 1992.


    We consent to the incorporation by reference in the Registration Statement of U S WEST, Inc. on Form S-3 of our report, which is included in U S WEST, Inc.'s Current Report on Form 8-K dated September 28, 1995, which includes an explanatory paragraph regarding the discontinuance of accounting for the operations of U S WEST Communications, Inc. in accordance with Statement of Financial Accounting Standard No. 71, "Accounting for the Effects of Certain Types of Regulation," in 1993, and a change in the method of accounting for postretirement benefits other than pensions and other postemployment benefits in 1992, dated May 12, 1995, on our audits of the combined financial statements of U S WEST Communication Group, as of December 31, 1994 and 1993, and for the years ended December 31, 1994, 1993 and 1992.


     We consent to the incorporation by reference in the Registration Statement of U S WEST, Inc. on Form S-3 of our report, which is included in U S WEST, Inc.'s Current Report on Form 8-K dated September 28, 1995, which includes an explanatory paragraph regarding a change in the method of accounting for postretirement benefits other than pensions and other postemployment benefits in 1992, dated May 12, 1995, on our audits of the combined financial statements of U S WEST Media Group, as of December 31, 1994 and 1993, and for the years ended December 31, 1994, 1993 and 1992.


     We also consent to the reference to our firm under the caption "Experts."


COOPERS & LYBRAND L.L.P.

Denver, Colorado
September 29, 1995

                                                              EX23-A

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We consent to the incorporation by reference in the Registration Statement of U S WEST, Inc. on Form S-3 of our reports, which are included in U S WEST, Inc.'s Annual Report on Form 10-K, which include an explanatory paragraph regarding the discontinuance of accounting for the operations of U S WEST Communications, Inc. in accordance with Statement of Financial Accounting Standard No. 71, "Accounting for the Effects of Certain Types of Regulation," in 1993, and a change in the method of accounting for postretirement benefits other than pensions and other postemployment benefits in 1992, dated January 18, 1995, on our audits of the consolidated financial statements and consolidated financial statement schedule of U S WEST, Inc., as of December 31, 1994 and 1993, and for the years ended December 31, 1994, 1993 and 1992.


We also consent to the reference to our firm under the caption "Experts."


COOPERS & LYBRAND L.L.P.

Denver, Colorado
September 29, 1995